UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 2, 2007
                                                 ____________________________


                      Willow Financial Bancorp, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                           000-49706                   80-0034942
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


170 South Warner Road, Wayne, Pennsylvania                              19087
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (610) 995-1700
                                                   __________________________


                              Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            _____________

     On May 2, 2007, Willow Financial Bancorp, Inc. (the "Company") issued a press release announcing a $0.115 per share cash dividend, payable on the shares of the Company's common stock. The cash dividend will be payable on May 25, 2007 to shareholders of record as of the close of business on May 11, 2007.

     For additional information, reference is made to the Company's press release dated May 2, 2007, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
            _________________________________

       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Not applicable.
       (d)  Exhibits

       The following exhibits are included herewith.


       Exhibit Number    Description
       ________________  _______________________________________
       99.1              Press release dated May 2, 2007
























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WILLOW FINANCIAL BANCORP, INC.



Date:  May 2, 2007           By: /s/ Joseph T. Crowley
                                  ______________________________
                                  Joseph T. Crowley
                                  Chief Financial Officer

























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                         INDEX TO EXHIBITS


       Exhibit Number    Description
       ________________  _______________________________________

       99.1              Press release dated May 2, 2007





























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